Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 3 to the Quarterly Report of Brazil Fast Food Corp. (the “Company”) on Form 10-Q/A for the three-month period ending March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ricardo Figueiredo Bomeny, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 16, 2012	/s/ Ricardo Figueiredo Bomeny Chief Executive Officer and Chief Financial Officer
(principal executive officer and principal financial and accounting officer)